                                                                January 14, 1997

Dear Shareholder,

We are pleased to present you with the annual report for Strategic Global Income Fund, Inc. (the "Fund") for the year ended November 30, 1996.


GENERAL MARKET OVERVIEW
-------------------------------------------------------------------------------

     Following a correction in U.S. Treasuries early in 1996, bond markets worldwide performed well for the remainder of the fiscal year. In a global environment characterized by ample liquidity, low short-term interest rates, moderate growth and low inflation, most markets rose to, or close to, historic highs, and yields compressed. Higher yielding markets, and emerging market debt in particular, did especially well.

     Fixed income markets worldwide were also helped by government efforts to lower fiscal deficits. Tighter fiscal policies allow governments to pursue easier monetary, lower interest rate policies. In our opinion, this combination strongly contributed to bond performance in 1996.


PORTFOLIO REVIEW
-------------------------------------------------------------------------------

     The Fund's total return for the year ended November 30, 1996 was 17.50% based on the Fund's net asset value and 20.80% based on the Fund's share price on the New York Stock Exchange. During the twelve month period, the Fund made distributions totaling $1.23 per share--an annualized yield of 8.53% based on the Fund's net asset value on November 30, 1996 and 10.04% based on the Fund's market price on the same day. As of November 30, 1996, the Fund's net asset value per share was $14.42, while its share price on the New York Stock Exchange was $12.25.

     The Fund maintained substantial holdings in Europe to take advantage of the highly favorable bond environment which prevailed throughout the year in most European markets. One of the Fund's largest positions was in German bonds, which profited from sustained low inflation. The Fund also benefited from its Spanish and Italian bond holdings as yields on these bonds narrowed closer to those prevailing in traditional, low inflation, core European countries like Germany and France.

     More recently, we increased the Fund's holdings in UK gilts. The gilt market has lagged other markets this year, largely because the UK economic cycle is further advanced than most other economies; in fact, the UK Treasury recently had to increase its base lending rate and may need to do so again. Never-


STRATEGIC
GLOBAL INCOME
FUND, INC.


Percent of net assets as of November 30, 1996 (excluding cash collateral for securities loaned)


[Pie Chart]


--- Europe
--- Australia, Canada & New Zealand
    Poland
    U.S. Treasures
    Emerging Markets
    Cash and Cash Equivalents
    Other Assets (Net of Liabilities)

ANNUAL REPORT

theless, we believe the Bank of England/Treasury will conduct responsible monetary policies and will eventually manage inflation towards a long term target of 2.5%. With yields of over 7.6%, UK bonds are presently the highest yielding among the investment grade countries.

     We reduced the Fund's holdings in Australia (4.38% of net assets as of November 30, 1996), Canada (2.96%) and New Zealand (3.18%) as yields in these markets met, then exceeded, our initial targets. While the immediate macro-economic scenarios in these countries are mostly favorable, yields have compressed to levels where they offer little compensation for any negative surprises.

     Finally, in an environment generally characterized by a rising U.S. dollar, it was necessary to actively manage the Fund's currency exposure in its European positions intermittently throughout the year. Presently, the Fund's exposure to core European currencies such as the deutschemarke is very low (5.7% as of December 31, 1996), while higher yielding currencies such as the Italian lira (4.4% as of December 31, 1996) and the Polish Zloty (6.0%) have somewhat higher exposures.

     In Latin America, Mexico continued to stabilize after last year's liquidity crisis, as the economy benefited greatly from strong trade performance. The government successfully managed the peso moderately lower to protect it from becoming overvalued again, and it did so without provoking capital flight crisis. Although we anticipate some turbulence in the Mexican market due to next year's municipal elections, we believe Mexican debt will continue to offer attractive returns. As a consequence, we increased the Fund's exposure to U.S.- denominated Mexican bonds, as well as peso-denominated Mexican Treasury bills. Conversely, we reduced the Fund's exposure in Brazilian debt given our concern over a number of issues, including the government's lack of fiscal policy reform.


     One final note: We recently reallocated the Fund's holdings in Polish bonds to the investment grade sector, as Polish debt is now rated investment grade by both Standard & Poor's and Moody's. This upgrade allows more room to increase the Fund's position in non-investment grade debt. Presently at approximately 28% of net assets as of November 30, 1996, we are currently looking to increase this allocation closer to the 35% maximum allowed by the Fund's prospectus. Additionally, in October, Russia received sovereign credit ratings on its external debt of BB- from Standard & Poor's and BA2 from Moody's. While the Fund presently owns no Russian debt, we anticipate substantial debt issuance by Russian municipalities and companies in the coming year, and are directing more of our research efforts to this country.

--------------
FUND PROFILE

Goal:
High current income
secondarily capital
appreciation

Portfolio Manager:
Stuart Waugh
Mitchell Hutchins
Asset Management Inc.

Total Net Assets:
$309 million as of
November 30, 1996

Dividend Payment:
Monthly

STRATEGIC GLOBAL INCOME FUND, INC.                             ANNUAL REPORT

OUTLOOK


     With general bond yields generally at low levels and emerging market debt yield spreads at historically narrow levels, risks are greater. Based on what we know now, we see no obvious, strong threats to present valuations, but neither do valuations offer much downside protection in the event of negative surprises. For this reason, one of our most important tasks in the coming year will be to identify and assess prospective risks to current valuations. As always, we will manage the Fund through careful investment selection so as to reduce risk, and we will seek to position the Fund to enhance its income distributions where we can do so prudently.


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued

support, and welcome any comments or questions you may have.


Sincerely,



MARGO N. ALEXANDER                        STUART WAUGH
President,                                Vice President and Portfolio Manager,
Mitchell Hutchins Asset Management Inc.   Strategic Global Income Fund, Inc.

                      STRATEGIC GLOBAL INCOME FUND, INC.

                PORTFOLIO OF INVESTMENTS                     November 30, 1996


Principal
 Amount                                                           Maturity                  Interest
 (000)*                                                             Dates                     Rates                    Value
--------                                                           --------                  --------                   -----
LONG-TERM DEBT SECURITIES - 78.83%

Argentina - 3.69%
US$ 13,230  Republic of Argentina(1).....................            03/31/05                    6.625%+                $11,394,338
                                                                                                                        -----------
Australia - 3.41%
     4,900  New South Wales Treasury Corporation.........            12/01/01                   12.000                    4,810,953
     6,000  Queensland Treasury Corporation Global Issue.            05/15/03                   10.500                    5,708,606
                                                                                                                        -----------
                                                                                                                         10,519,559
                                                                                                                        -----------
Brazil - 4.67%
US$  6,700  Federal Republic of Brazil, DCB ............             04/15/12                    6.563+                   4,958,000
US$  8,000  Federal Republic of Brazil, EI..............             04/15/06                    6.500+                   6,920,000
US$  4,000  Federal Republic of Brazil, PAR.............             04/15/24                    5.000#                   2,535,000
                                                                                                                        -----------
                                                                                                                         14,413,000
                                                                                                                        -----------
Canada - 2.96%
     6,562  Ontario Hydro Global.........................            04/11/08                    8.600@                   2,241,342
    27,000  Province of British Columbia Residual........            01/09/12                    8.590@                   6,900,300
                                                                                                                        -----------
                                                                                                                          9,141,642
                                                                                                                        -----------

Chile - 0.98%
US$  3,000  Enersis S.A. ................................            12/01/06                    6.900                    3,013,125

                                                                                                                        -----------
Denmark - 3.54%
     58,423  Government of Denmark.......................      05/15/03 to 03/15/06              8.000                   10,926,016
                                                                                                                        -----------
Germany - 7.12%
    29,868  Federal Republic of Germany..................      07/22/02 to 12/20/02         7.125 to 8.000               21,982,335
                                                                                                                        -----------
Italy - 4.37%
19,220,000 Republic of Italy(1)..........................      07/15/98 to 04/01/04         8.500 to 10.500              13,492,854
                                                                                                                        -----------

Mexico - 9.04%
 US$ 3,000  Fifth Mexican Acceptance Corporation(6)......           12/15/98                     8.000**                    877,593
 US$ 5,000  Mexican Multi Year Refinance Loan
              Participation (Salomon Brothers)(2)(6).....           03/20/05                     6.563+                   4,337,500
 US$20,500  United Mexican States, DISC(3)...............           12/31/19                6.352 to 6.453+              17,348,125
 US$ 3,000  United Mexican States, PAR(4)................           12/31/19                     6.250                    2,216,250
 US$ 3,000  United Mexican States........................           09/15/16                    11.375                    3,120,000
                                                                                                                        -----------
                                                                                                                         27,899,468
                                                                                                                        -----------

Morocco - 2.63%
 US$ 5,000  Kingdom of Morocco Loan Participation,
              Tranche A (JP Morgan)(2)(6)................           01/01/09                    6.375+                    4,062,500
 US$ 5,000  Kingdom of Morocco Loan Participation,
              Tranche A (Salomon Brothers)(2)(6).........           01/01/09                    6.375+                    4,062,500
                                                                                                                        -----------
                                                                                                                          8,125,000
                                                                                                                        -----------

                      STRATEGIC GLOBAL INCOME FUND, INC.


Principal
 Amount                                                               Maturity               Interest
 (000)*                                                                Dates                   Rates                Value
---------                                                           ------------           -------------         -----------

LONG-TERM DEBT SECURITIES - (concluded)

New Zealand - 3.18%
   12,389Government of New Zealand...................    02/15/01 to 03/15/02        8.000 to 10.000%       $  9,831,386
                                                                                                                   ------------
Panama - 2.43%

US$10,000  Republic of Panama, PDI.....................           07/17/16                  6.750+               7,512,500
                                                                                                                   ------------

Philippines - 2.59%
US$ 3,000Republic of Philippines.....................           10/07/16                  8.750                3,144,375
US$ 5,000Republic of Philippines, DCB................           12/01/09                  6.438+               4,850,000
                                                                                                                   ------------
                                                                                                                      7,994,375
                                                                                                                   ------------

Poland - 3.72%
   10,000Republic of Poland(6).......................           10/12/01                 12.000                2,845,621
US$10,000Republic of Poland PDI......................           10/27/14                  4.000#               8,625,000
                                                                                                                   ------------
                                                                                                                     11,470,621
                                                                                                                   ------------

South Africa - 0.93%
   16,000Republic of South Africa....................           08/31/10                 13.000                2,871,169
                                                                                                                   ------------

Spain - 5.02%
1,718,180Government of Spain.........................    03/25/00 to 02/28/01        10.100 to 12.250         15,491,919
                                                                                                                   ------------

United Kingdom - 9.16%
   14,839United Kingdom Gilt.........................    09/30/98 to 12/07/15         8.000 to 15.500         28,262,679
                                                                                                                   ------------

United States - 5.72%
   16,970U.S. Treasury Notes(1)......................    08/31/98 to 07/15/06         5.626 to 8.500          17,653,808
                                                                                                                   ------------

Venezuela - 3.67%
US$14,825Republic of Venezuela, PAR(5)...............           03/31/20                 6.750                11,341,125
                                                                                                                   ------------
Total Long-Term Debt Securities (cost-$221,789,218).........                                                        243,336,919
                                                                                                                   ------------

SHORT-TERM DEBT SECURITIES - 12.00%
Australia - 0.97%

    3,600New South Wales Treasury Corporation........           04/01/97                 12.500                2,988,150
                                                                                                                   ------------

   67,308    United Mexican States Cetes.................    12/05/96 to 10/02/97        27.000 to 28.750@         7,659,015
                                                                                                                   ------------

   46,820Republic of Poland Treasury Bills...........    01/02/97 to 09/03/97        18.100 to 20.906@        15,441,330
                                                                                                                   ------------

   11,000U.S. Treasury Bills(1)......................           12/19/96              5.183 to 5.217@         10,971,950
                                                                                                                   ------------
Total Short-Term Debt Securities (cost-$37,520,476).........                                                         37,060,445
                                                                                                                   ------------




                      STRATEGIC GLOBAL INCOME FUND, INC.


Principal
Amount                                                                    Maturity           Interest
(000)                                                                      Dates               Rates           Value
------                                                                 ---------------    --------------    -------------
REPURCHASE AGREEMENTS-6.78%
US$10,000    Repurchase Agreement dated 11/29/96 with
              First Chicago Corp, collaterized by
              $10,385,000 U.S Treasury Bills due
              04/03/97; proceeds: $10,004,708................             12/02/96             5.650%         $10,000,000
   10,930    Repurchase Agreement dated 11/29/96 with
              Salomon Brothers, Inc., collaterized by
              $8,014,000 U.S Treasury Bonds, 11.750%
              due 02/15/10; proceeds: $10,935,055............             12/02/96             5.550           10,930,000
                                                                                                             ------------
Total Repurchase Agreements (cost--$20,930,000)..............                                                  20,930,000
                                                                                                             ------------
Total Investments Before Investments of Cash Collateral
  for Securities Loaned (cost--$280,239,694).................                                                 301,327,364
                                                                                                             ------------
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED-[copy illegible]

Repurchase Agreements-[copy illegible]
  10,444 Repurchase Agreement dated 11/29/96 with
          Citicorp Securities, Inc., collateralized by
          $10,815,000 U.S. Treasury Bills, due
          03/13/97; proceeds: $10,448,935
          (cost--$10,444,000)................................             12/02/96             5.670           10,444,000
                                                                                                             ------------
Number of
Shares(000)

----------
Money Market Fund-[copy illegible]
  14,321 Short Term Investment Company Liquid Assets Portfolio............................................     14,320,769
     112 Short Term Investment Company Prime Portfolio....................................................        111,767
   9,026 Temporary Investment Fund, Inc. .................................................................      9,026,464
                                                                                                             ------------
Total Money Market Funds (cost--$23,459,000)..............................................................     23,459,000
                                                                                                             ------------
Total Investments of Cash Collateral for Securities Loaned (cost--$33,903,000)............................     33,903,000
                                                                                                             ------------
Total Investments (cost--$314,142,694)--108.59%...........................................................    335,230,364
Liabilities in excess of other assets--(8.59)%............................................................    (26,516,793)
                                                                                                             ------------
Net Assets--100.00%.......................................................................................   $308,713,571
                                                                                                             ============

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
 * In local currency unless otherwise indicated
** Non-income producing security
DCB -- Debt Conversion Bond
DISC-- Discount Bond
EI  -- Eligible Interest Bond
PAR -- Par Bond
PDI -- Past Due Interest Bond
 +      Reflects rate at November 30, 1996 on variable coupon rate instruments
 #      Reflects rate at November 30, 1996 on step coupon rate instruments
 @      Yield to maturity for zero coupon bonds and discounted securities
(1)     A portion of security was on loan at November 30, 1996
(2) Participation interest was acquired through the financial institution indicated parenthetically
(3) With an additional 33,843,000 recoverable rights attached maturing on 06/30/03 with no market value
(4) With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value
(5) With 85,375 oil warrants attached expiring on 04/15/20 with no market value
(6)     Illiquid securities representing 5.24% of net assets

                                              STRATEGIC GLOBAL INCOME FUND, INC.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                                Unrealized
                                      Contracts to                                                             Appreciation
                                         Deliver           In Exchange for            Maturity Dates          (Depreciation)
                                       -----------         -----------------       --------------------       --------------
Australian Dollars ..................   11,466,504         US$    9,042,818        12/23/96 to 01/03/97        $  (288,483)
Australian Dollars ..................   13,598,000         US$   10,712,113        12/20/96 to 01/08/97           (348,678)
Belgium Francs ......................  204,059,200         US$    6,690,466              09/30/97                  111,719

Belgium Francs ......................  170,000,000         US$    5,537,820              07/14/97                  155,528
British Pounds ......................    3,500,000         US$    5,472,600              01/13/97                 (413,207)
British Pounds ......................    3,500,000         US$    5,447,400              12/03/96                 (440,653)
British Pounds ......................    3,096,681         US$    4,995,706         12/30/96 to 12/31/96          (212,155)
British Pounds ......................    5,581,847         US$    8,528,772              01/13/97                 (861,322)
Canadian Dollars ....................    4,951,700         US$    3,642,161              02/24/97                  (29,437)
Canadian Dollars ....................    8,148,000         US$    5,989,415              03/24/97                  (52,182)
Finnish Markkas .....................   20,174,245         US$    4,467,183              03/24/97                   91,905
Finnish Markkas .....................   73,046,199         US$   16,021,244         12/23/96 to 03/24/97           179,390
German Deutchemarks .................    4,958,548         US$    3,250,548              12/06/96                   24,695
German Deutchemarks .................    9,480,000         US$    6,227,051              12/02/96                   61,197
Netherlands Guilders ................   16,222,344         US$    9,533,862         01/13/97 to 01/15/97           128,967
New Zealand Dollars .................    6,570,000         US$    4,664,700              12/09/96                   (3,913)
New Zealand Dollars .................    6,495,000         US$    4,485,380         12/30/96 to 01/15/97          (115,927)
South African Rand ..................   10,459,429         US$    2,231,821              12/23/96                  (19,683)
Spanish Pesetas .....................  700,721,875         US$    5,401,803              10/15/97                   35,031
Spanish Pesetas .....................  417,509,729         US$    3,311,217              12/02/96                   91,117
U.S. Dollars ........................    3,742,106         AUD    4,743,388              12/20/96                  118,773
U.S. Dollars ........................    6,556,143         AUD    8,302,211         12/23/96 to 01/03/97           201,440
U.S. Dollars ........................    4,268,954         BEF  130,630,000              07/14/97                 (147,157)
U.S. Dollars ........................    3,689,516         CAD    4,951,700              02/24/97                  (17,919)
U.S. Dollars ........................    5,999,336         CAD    8,148,000              03/24/97                   42,261
U.S. Dollars ........................    6,246,705         DEM    9,480,000              12/02/96                  (80,852)
U.S. Dollars ........................    3,248,977         ESP  417,509,729              12/02/96                  (28,876)
U.S. Dollars ........................    4,397,272         FIM   20,174,245              03/24/97                  (21,994)
U.S. Dollars ........................   15,845,272         FIM   73,046,199         12/23/96 to 03/24/97            (3,419)
U.S. Dollars ........................    3,173,409         GBP    1,955,066              01/13/97                  115,601
U.S. Dollars ........................    4,033,663         GBP    2,614,000              01/13/97                  363,871
U.S. Dollars ........................    5,801,613         GBP    3,500,000              12/03/96                   86,440
U.S. Dollars ........................    9,548,778         NLG   16,222,344         01/13/97 to 01/15/97          (143,882)
                                                                                                               -----------
                                                                                                               $(1,421,804)
                                                                                                               ===========

----------------------
Currency Type Abbreviations:
AUD-Australian Dollars
BEF-Belgium Francs
CAD-Canadian Dollars
DEM-German Deutchemarks
ESP-Spanish Pesetas
FIM-Finnish Markkas
GBP-British Pounds
NLG-Netherlands Guilders

INVESTMENTS BY TYPE OF ISSUER (excluding investments of cash collateral for securities loaned)

                                                       Percentage of Net Assets
                                                       ------------------------
                                                       Long-term     Short-term
                                                       ---------     ----------
Government and other public issuers .................    77.13%        12.00%

Repurchase Agreement ................................       --          6.78
Other ...............................................     1.70            --
                                                         -----         -----
                                                         78.83%        18.78%
                                                         =====         =====

                See accompanying notes to financial statements.

             STRATEGIC GLOBAL INCOME FUND, INC.


             STATEMENT OF ASSETS AND LIABILITIES       November 30, l996

Assets

Investments in securities, at value (cost - $314,142,694)........$335,230,364
Cash denominated in foreign currencies, at value
 (cost - $3,190,462).............................................   3,192,098
Interest receivable..............................................   5,769,632
Receivables for investments and foreign currency sold............   4,827,882
Gross unrealized appreciation on forward foreign
 currency contracts.............................................    1,807,935
Receivable for foreign taxes withheld............................     181,648
Deferred organizational expenses.................................      12,633
Other assets.....................................................      49,263
                                                                 ------------
Total assets..................................................... 351,071,455
                                                                 ------------
Liabilities

Collateral for securities loaned.................................  33,903,000
Payable for investments and foreign currency purchased...........   4,669,739
Gross unrealized depreciation on forward foreign
 currency contracts..............................................   3,229,739
Payable to investment adviser and administrator..................     251,068
Accrued expenses and other liabilities...........................     304,338
                                                                 ------------
Total liabilities................................................  42,357,884
                                                                 ------------
Net Assets

Capital stock--$0.001 par value; total authorized
 shares--100,000,000; 21,407,128 shares issued
 and outstanding................................................. 296,211,812
Distributions in excess of net investment income.................  (1,303,221)
Accumulated net realized losses from investments.................  (5,696,393)

Net unrealized appreciation of investments,
 other assets, liabilities and forward contracts
 denominated in foreign currencies...............................  19,501,373
                                                                 ------------
Net assets.......................................................$308,713,571
                                                                 ============
Net asset value per share........................................      $14.42
                                                                       ======

                See accompanying notes to financial statements

             STRATEGIC GLOBAL INCOME FUND, INC.


             STATEMENT OF OPERATIONS      For the Year Ended November 30, 1996


Investment income:
Interest (net of foreign withholding taxes)...................... $27,620,625
                                                                 ------------
Expenses:

Investment advisory and administration...........................   2,954,304
Custody and accounting...........................................     259,889
Reports and notices to shareholders..............................     138,784
Legal and audit fees.............................................      77,085
Transfer agency fees.............................................      44,068
Directors' fees and expenses.....................................      31,586
Amortization of organizational expenses..........................      28,526
Other expenses...................................................      39,246
                                                                 ------------
                                                                    3,573,488
                                                                 ------------
Net investment income............................................  24,047,137
                                                                 ------------
Realized and unrealized gains (losses) from
 investment activities:
Net realized gains from:
  Investment transactions........................................   5,031,635
  Foreign currency transactions..................................     378,118
Net change in unrealized appreciation/depreciation of:
  Investments....................................................  19,594,519
  Other assets, liabilities and forward contracts
   denominated in foreign currencies.............................  (1,208,863)
                                                                 ------------
Net realized and unrealized gains from investment activities.....  23,795,409
                                                                 ------------
Net increase in net assets resulting from operations............. $47,842,546
                                                                 ============



                See accompanying notes to financial statements

             STRATEGIC GLOBAL INCOME FUND, INC.


             STATEMENT OF CHANGES IN NET ASSETS


                                                        For the Years Ended
                                                            November 30,
                                                       ----------------------
                                                          1996         1995
                                                          ----         ----
From operations:

Net investment income............................... $ 24,047,137  $ 25,573,399
Net realized gains (losses) from investment
 transactions.......................................    5,03l,635    (9,801,966)
Net realized gains (losses) from
 foreign currency transactions.......................     378,118      (245,668)
Net change in unrealized appreciation/depreciation
 of investments.....................................   19,594,519    18,526,720
Net change in unrealized appreciation/depreciation
 of other assets, liabilities and forward
 contracts denominated in foreign currencies........   (1,208,863)   (2,797,304)
                                                     ------------  ------------
Net increase in net assets resulting
 from operations....................................   47,842,546    31,255,181
                                                     ------------  ------------
Dividends and distributions to shareholders from:
Net investment income...............................  (25,405,979)  (23,868,947)
Net realized gains from
 foreign currency transactions......................     (881,974)       --
                                                     ------------  ------------
                                                      (26,287,953)  (23,868,947)
                                                     ------------  ------------
Net increase in net assets..........................   21,554,593     7,386,234

Net assets:
Beginning of period.................................  287,158,978   279,772,744
                                                     ------------  ------------
End of period (including undistributed
 net investment income of $559,478 at
 November 30, 1995)..............................    $308,713,571  $287,158,978
                                                     ============  ============

                See accompanying notes to financial statements
10

NOTES TO FlNANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on November 15, l991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Organizational costs have been deferred and are being amortized using the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

Valuation and Accounting for Investments--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an affiliate and wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber") and the investment adviser and administrator of the Fund. Securities traded in the over the-counter ("OTC") market and listed on The Nasdaq Stock Market Inc. (Nasdaq) are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation. The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by a management committee or under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

Investment Transactions and Investment Income--Investment transactions are recorded on trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accredited as adjustments to interest income and the identified cost of investments.

Foriegn Currency Translation--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

        (2) Purchases and sales of investment securities, income and expenses-- at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax purposes.

Forward Foreign Currency Contracts--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

Dividends and Dirstributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

COCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets.

SECURITY LENDING


The Fund may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received no compensation from the Fund for the year ended November 30, 1996.

As of November 30, 1996, the Fund's custodian held cash and cash equivalents having an aggregate value of $33,903,000 as collateral for portfolio securities loaned having a market value of $32,822,080.

INVESTMENTS IN SECURITIES

For federal income tax purposes, the cost of securities owned at November 30, 1996, was substantially the same as the cost of securities for financial statement purposes.

At November 30, 1996, the components of net unrealized appreciation of investments were as follows:

     Gross appreciation (from investments having an excess of
      value over cost) ........................................  $25,443,412
     Gross depreciation (from investments having an excess of
      cost over value) ........................................   (4,355,742)
                                                                 -----------
     Net unrealized appreciation of investments ...............  $21,087,670
                                                                 ===========

For the year ended November 30, 1996, aggregate purchases and sales of portfolio and securities, excluding short-term securities, were $267,032,695 and $271,884,313, respectively.

CAPITAL STOCK

There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 21,407,128 shares outstanding at November 30, 1996, Mitchell Hutchins owned 8,034 shares.

FEDERAL TAX STATUS

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

At November 30, 1996, the Fund had a capital loss carryforward of $5,111,512 which will expire by November 30, 2003. To the extent that such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable that the gains will not be distributed.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended November 30, 1996, distributions in excess of net investment income was increased by $503,857 and accumulated net realized losses was decreased by $503,857.

STRATEGIC GLOBAL INCOME FUND, INC.


FINANCIAL HIGHLIGHTS


Selected data for a share of capital stock outstanding throughout each period is presented below:


                                                                      For the Years Ended                      For the Period
                                                                         November 30,                         February 3, 1992+
                                                  ----------------------------------------------------                to
                                                    1996           1995          1994            1993          November 30, 1992
                                                  --------       --------      --------        --------        ------------------
Net asset value, beginning of period............  $  13.41       $  13.07      $  14.92        $  13.47              $  14.03
                                                  --------       --------      --------        --------              --------
Net investment income...........................      1.12           1.19          1.08            1.12                  1.02

Net realized and unrealized gains (losses)
 from investment and foreign currency
 transactions...................................      1.12           0.27         (1.80)           1.51                 (0.82)
                                                  --------       --------      --------        --------              --------
Total increase (decrease) from investment
 operations....................................       2.24           1.46         (0.72)           2.63                  0.20
                                                  --------       --------      --------        --------              --------
Dividends from net investment income............     (1.19)         (1.12)        (0.82)          (1.12)                (0.70)
Distributions from net realized gains from
 investment and foreign currency transactions...     (0.04)            --         (0.15)          (0.06)                (0.03)

Return of capital...............................        --             --         (0.16)             --                    --
                                                  --------       --------      --------        --------              --------
Total dividends and distributions...............     (1.23)         (1.12)        (1.13)          (1.18)                (0.73)
                                                  --------       --------      --------        --------              --------
Offering costs charged to capital...............        --             --            --              --                 (0.03)
                                                  --------       --------      --------        --------              --------
Net asset value, end of period..................  $  14.42       $  13.41      $  13.07        $  14.92              $  13.47
                                                  ========       ========      ========        ========              ========
Market value, end of period.....................  $  12.25       $  11.25      $  11.13        $  14.25              $  12.88
                                                  ========       ========      ========        ========              ========
Total investment return (1).....................     20.80%         11.81%       (14.53)%         19.92%                (9.67)%
                                                  ========       ========      ========        ========              ========
Ratios/Supplemental Data:
Net assets, end of period (000's)..............   $308,714       $287,159      $279,773        $319,496              $288,251
Expenses to average net assets.................       1.21%          1.24%         1.27%           1.58%**               1.34%*
Net investment income to average net assets....       8.14%          9.20%         8.01%           7.81%**               8.79%*
Portfolio turnover rate........................        111%           121%           82%            111%                   94%

---------
  *  Annualized

 ** Includes 0.31% of interest expense relating to reverse repurchase agreement transactions entered into during the fiscal year.

  +  Commencement of operations

(1) Total investment return on market value is calculated assuming a purchase of one share at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for period less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND, INC.

REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Shareholders
Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc., including the portfolio of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 1996 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
January 22, 1997

STRATEGIC GLOBAL INCOME FUND, INC.

TAX INFORMATION


We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 1996) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all dividends paid during the fiscal year by the Fund were derived from net investment income and foreign currency gains both of which are taxable as ordinary income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar 1996. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION


THE FUND

Strategic Global Income Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has approximately $44 billion in assets under management as of December 31, 1996.

MANAGEMENT OF THE FUND

Stuart Waugh, a managing director and portfolio manager of Mitchell Hutchins responsible for global fixed income and currency trading, is responsible for the day-to-day management of the Fund's portfolio. He is also a vice president of the Fund and of other investment companies for which Mitchell Hutchins serves as investment adviser. Mr. Waugh has been employed by Mitchell Hutchins since 1983. He is a portfolio manager of Global High Income Dollar Fund Inc., PaineWebber Global Income Fund, PaineWebber Series Trust--Global Income Portfolio and Strategic Income Fund Inc. with aggregate assets at December 31, 1996 of approximately $1.6 billion. Other members of the Mitchell Hutchins' global investing group provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to the Fund's investments.

SHAREHOLDER INFORMATION

The Fund's NYSE trading symbol is "SGL". Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron's, as well as numerous other newspapers.

DISTRIBUTION POLICY

The Fund has established a Dividend Reinvestment Plan under which all shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. Additional shares acquired under the

STRATEGIC GLOBAL INCOME FUND, INC.

Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan.

The Transfer Agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Transfer Agent will, as agent for the particpants, receive the cash payment and use it to buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts.

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
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
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

-----------------------------------------------------
DIRECTORS

E. Garrett Bewkes, Jr.                  Meyer Feldberg
Chairman
                                        George W. Gowen

Margo N. Alexander                      Frederic V. Malek

Richard Q. Armstrong                    Carl W. Schafer

Richard Burt                            John R. Torell III

Mary C. Farrell


PRINCIPAL OFFICERS


Margo N. Alexander                      Julian F. Sluyters
President                               Vice President and Treasurer

Victoria E. Schonfeld                   Stuart Waugh
Vice President                          Vice President

Dianne E. O'Donnell
Vice President and Secretary


[COPY ILLEGIBLE]

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                                                  NOVEMBER 30, 1996













                                                  =============================
                                                  STRATEGIC

                                                  GLOBAL

                                                  INCOME

                                                  FUND, INC.













                 PaineWebber
      (c) 1996 PaineWebber Incorporated
                 Member SIPC